UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2017

(Exact name of registrant as specified in its charter)

Delaware	1-7724	39-0622040
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 80th Street, Kenosha, Wisconsin 53143-5656

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (262) 656-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Snap-on Incorporated (the “Company”) held its 2017 Annual Meeting of Shareholders on April 27, 2017 (the “2017 Annual Meeting”). At the 2017 Annual Meeting, the Company’s shareholders: (i) elected 10 members of the Company’s Board of Directors to each serve a one-year term ending at the 2018 Annual Meeting; (ii) ratified the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2017; (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the 2017 Annual Meeting (the “2017 Proxy Statement”); and (iv) approved, on an advisory basis, the holding of future advisory votes to approve named executive officer compensation annually. There were 57,968,156 shares of the Company’s common stock outstanding and eligible to vote as of the close of business on February 27, 2017, the record date for the 2017 Annual Meeting.

The directors elected to the Company’s Board for terms expiring at the 2018 Annual Meeting, and the number of votes cast for and against, as well as abstentions and broker non-votes with respect to, each of these individuals, are set forth below:

Director	For	Against	Abstentions	Broker Non-Votes
David C. Adams	45,365,728	552,063	78,842	4,312,976
Karen L. Daniel	44,185,174	1,732,306	79,154	4,312,976
Ruth Ann M. Gillis	44,927,265	958,872	110,496	4,312,976
James P. Holden	45,092,290	793,523	110,821	4,312,976
Nathan J. Jones	44,888,114	992,937	115,583	4,312,976
Henry W. Knueppel	45,178,045	705,899	112,690	4,312,976
W. Dudley Lehman	44,279,305	1,637,913	79,416	4,312,976
Nicholas T. Pinchuk	43,481,267	2,388,036	127,331	4,312,976
Gregg M. Sherrill	45,090,370	801,535	104,729	4,312,976
Donald J. Stebbins	45,283,077	604,252	109,305	4,312,976

The proposal to ratify the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2017 received the following votes:

Votes for approval:	48,036,934	Votes against:	2,189,571	Abstentions:	83,105
Broker non-votes:	0

The advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation Information” in the 2017 Proxy Statement, received the following votes:

Votes for approval:	44,104,178	Votes against:	1,660,927	Abstentions:	231,449
Broker non-votes:	4,313,056

The advisory vote related to the frequency of future advisory votes to approve named executive officer compensation received the following votes:

1 Year:	42,595,171	2 Years:	141,983	3 Years:	3,100,852
Abstentions:	158,547	Broker non-votes:	4,313,056

Based on the results of the advisory vote related to the frequency of future advisory votes to approve named executive officer compensation and other factors, the Company’s Board determined that it will continue to hold future advisory votes to approve executive compensation annually until the next required shareholder vote on the frequency of these votes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNAP-ON INCORPORATED

Date: April 28, 2017	By:	/s/ Irwin M. Shur
Irwin M. Shur
Vice President, General Counsel and Secretary